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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   -----------

                          ESSENTIAL THERAPEUTICS, INC.
               (formerly known as Microcide Pharmaceuticals, Inc.)
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                              94-3186021
      (State or Other Jurisdiction of                (I.R.S. Employer
        Incorporation or Organization)              Identification No.)

                                1365 Main Street
                                Waltham, MA 02451
           (Address of Principal Executive Offices Including Zip Code)

                The Althexis Company, Inc. 1999 Stock Option Plan
                            (Full Title of the Plan)

                                Mark B. Skaletsky
                      President and Chief Executive Officer
                          Essential Therapeutics, Inc.
                                1365 Main Street
                                Waltham, MA 02451
                                 (781) 647-5554
          (Name and Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                   -----------
                                    Copy to:
                               Julio E. Vega, Esq.
                                Bingham Dana LLP
                               150 Federal Street
                                Boston, MA 02110
                                 (617) 951-8000

                                   -----------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                               Proposed Maximum       Proposed Maximum         Amount of
                                           Amount To Be         Offering Price       Aggregate Offering     Registration Fee
Title of Securities To Be Registered        Registered           Per Share (1)            Price (2)               (2)
------------------------------------- --------------------- --------------------- ----------------------- ------------------
Common Stock, $0.001 par value per
  share to be issued under the 1999
  Stock Option Plan                          362,169                $3.18              $1,151,697.42             $288
============================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $0.001 par value per share, reported by the Nasdaq National Market on November 9, 2001.

(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.

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                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information called for in Part I of Form S-8 is not being filed with or included in this Registration Statement on Form S-8 (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC").

                                     PART II

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by Essential Therapeutics, Inc. (the "Registrant"), file no. 000-28006, with the SEC are hereby incorporated by
 ----------
reference in this Registration Statement:

          (a) The Registrant's Annual Report on Form 10-K/A for the year ended December 31, 2000 filed on March 21, 2001;

          (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, filed on May 15, 2001;

          (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed on August 14, 2001;

          (d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, filed on November 14, 2001;

          (e) The Registrant's Current Report on Form 8-K filed with the SEC on March 23, 2001;

          (f) The Registrant's Current Report on Form 8-K filed with the SEC on August 6, 2001; and

          (g) The Registrant's Current Report on Form 8-K filed with the SEC on November 8, 2001; and

          (h) The description of the Registrant's Common Stock contained in Items 1 and 2 of its Registration Statement on Form 8-A filed pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on March 18, 1996, and any further amendment or report filed hereafter for the purpose of updating such description.

     In addition, all documents filed by the Registrant pursuant to Section 13
(a), 13 (c), 14 and 15 (d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of it from the respective dates of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTEREST OF NAMED EXPERTS OR COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of Delaware permits a corporation to indemnify any person who was or is, or is threatened to be made a party to any threatened, pending or completed suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action.

     A corporation may indemnify against expenses (including attorney's fees) and, except for an action by or in the name of the corporation, against judgements, fines and amounts paid in settlement as part of such suit or proceeding. This applies only if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in the best interest of the corporation. In addition, with respect to any criminal action or proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

     In the case of an action by or in the name of the corporation, no indemnification of expenses may be made for any claim, as to which the person has been found to be liable to the corporation. The exception is if the court in which such action was brought determines that the person is reasonably entitled to indemnity for expenses.

     Section 145 of the General Corporation Law of Delaware further provides that if a director, officer, employee or agent of the corporation has been successful in the defense of any suit, claim or proceeding described above, he or she will be indemnified for expenses (including attorney's fees) actually and reasonably incurred by him or her.

     Article VII of the Registrant's Restated Certificate of Incorporation, as amended, provides that to the fullest extent permitted by the General Corporation Law of Delaware, a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. In addition, Article VII provides that the Registrant may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Registrant, or serves or served at any other enterprise as a director, officer or employee at the request of the Registrant or any predecessor to the Registrant.

     Article VI of the Registrant's Bylaws provides for the indemnification of directors, officers, employees and other agents acting on behalf on the Registrant to the fullest extent permissible under the General Corporation Law of Delaware. Article VI of the Registrant's Bylaws also permits the Registrant to secure insurance on behalf of any officer, director, employee or other agent against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     The Registrant has entered, or expects to enter, into indemnification agreements with its directors.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

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ITEM 8. EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

  Exhibit
    No.                        Description of Documents
  -------                      ------------------------
    4.1a Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.3 to the Registrant's Registration Statement on Form S-1 (file No. 333-02400), filed May 14, 1996.

    4.1b The Registrant's Certificate of Designations of Series B Convertible Redeemable Preferred Stock filed with the Secretary of the State of the State of Delaware on October 24, 2001, incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K filed November 8, 2001.

    4.1c Certificate of Amendment to the Registrant's Restated Certificate of Incorporation filed with the Secretary of the State of the State of Delaware on October 24, 2001, incorporated by reference to
             Exhibit 3.3 to the Registrant's Current Report on Form 8-K filed November 8, 2001.

    4.2 Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.5 to the Registrant's Registration Statement on Form S-1 (file No. 333-02400), filed May 14, 1996.

    4.3      The Althexis Company, Inc. 1999 Stock Option Plan.

    4.4      First Amendment to The Althexis Company, Inc. 1999 Stock Option
             Plan.

    5.1      Opinion of Bingham Dana LLP.

   23.1      Consent of Ernst & Young LLP.

   23.2      Consent of Bingham Dana LLP (included in Exhibit 5.1).

   24 Power of Attorney (included on the signature page of this Registration Statement).

ITEM 9. UNDERTAKINGS.

(A)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424 (b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

       PROVIDED, HOWEVER, that paragraphs (1) (i) and (1) (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15
       (d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

(B) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act each filing of the Registrant's annual report pursuant to Section 13 (a) or Section 15 (d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(C) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Waltham, Massachusetts, on this 15th day of November, 2001.

                                     ESSENTIAL THERAPEUTICS, INC.

                                     By:  /s/ MARK SKALETSKY
                                        ----------------------------------------
                                          Mark Skaletsky
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby appoints Mark Skaletsky and Paul Mellett, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 15th day of November, 2001.

Signature                                      Title                                          Date
---------                                      -----                                          ----

/s/ MARK SKALETSKY                             Chairman of the Board of Directors,            November 15, 2001
----------------------------------------       President, Chief Executive Officer and
Mark Skaletsky                                 a Director (Principal Executive
                                               Officer)


/s/ PAUL J. MELLETT                            Chief Financial Officer and Treasurer          November 15, 2001
----------------------------------------       (Principal Financial Officer)
Paul J. Mellett


                                               Director                                       November __, 2001
----------------------------------------
Richard Aldrich


                                               Director                                       November __, 2001
----------------------------------------
Kate Bingham


                                               Director                                       November __, 2001
----------------------------------------
Charles W. Newhall III


/s/ JAMES E. RURKA                             Director                                       November 15, 2001
----------------------------------------
James E. Rurka


/s/ DAVID SCHNELL                              Director                                       November 15, 2001
----------------------------------------
David Schnell


/s/ JOHN P. WALKER                             Director                                       November 15, 2001
----------------------------------------
John P. Walker


                                  EXHIBIT INDEX

  Exhibit
    No.                        Description of Documents
  -------                      ------------------------
    4.1a Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.3 to the Registrant's Registration Statement on Form S-1 (file No. 333-02400), filed May 14, 1996.

    4.1b The Registrant's Certificate of Designations of Series B Convertible Redeemable Preferred Stock filed with the Secretary of the State of the State of Delaware on October 24, 2001, incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K filed November 8, 2001.

    4.1c Certificate of Amendment to the Registrant's Restated Certificate of Incorporation filed with the Secretary of the State of the State of Delaware on October 24, 2001, incorporated by reference to
             Exhibit 3.3 to the Registrant's Current Report on Form 8-K filed November 8, 2001.

    4.2 Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.5 to the Registrant's Registration Statement on Form S-1 (file No. 333-02400), filed May 14, 1996.

    4.3      The Althexis Company, Inc. 1999 Stock Option Plan.

    4.4      First Amendment to The Althexis Company, Inc. 1999 Stock Option
             Plan.

    5.1      Opinion of Bingham Dana LLP.

   23.1      Consent of Ernst & Young LLP.

   23.2      Consent of Bingham Dana LLP (included in Exhibit 5.1).

   24 Power of Attorney (included on the signature page of this Registration Statement).